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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            April 3, 2006
                                                     ---------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

        DELAWARE                          1-10638                 22-2476135
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                  07073
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (201) 804-3000
                                                     ---------------------------


Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                  APRIL 3, 2006


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 31, 2006, the Cambrex Corporation (the "Company") issued a press release announcing that it was unable to complete and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 by the extended due date of March 31, 2006. The Press Release is attached to this Form 8-K as Exhibit 99.1. It is important to note that the financial information contained in Exhibit 99.1 is unaudited, subject to revision and should not be considered final until the 2005 Form 10-K is filed with the US Securities and Exchange Commission.

ITEM 8.01 OTHER INFORMATION

         On March 31, 2006, the Cambrex Corporation (the "Company") issued a press release announcing that it was unable to complete and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 by the extended due date of March 31, 2006. The Press Release is attached to this Form 8-K as Exhibit 99.1. It is important to note that the financial information contained in Exhibit 99.1 is unaudited, subject to revision and should not be considered final until the 2005 Form 10-K is filed with the US Securities and Exchange Commission.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            (99.1) Cambrex Corporation Press release dated March 31, 2006


The information contained in this Current Report on Form 8-K and in Exhibit 99.1 filed herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                     CAMBREX CORPORATION


Date:      April 3, 2006             By:      /s/Luke M. Beshar
      -------------------------           ------------------------
                                          Name:    Luke M. Beshar
                                          Title:   Executive Vice President
                                                   Chief Financial Officer